SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2014

Knowledge Machine International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

14 Hayward Brook Drive, Concord, NH	03301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 603-4150

Songbird Development Inc.

(Former name, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 10, 2014, the amendments to the Articles of Incorporation of the Company to change the name of the Company from Songbird Development Inc. to Knowledge Machine International, Inc. and to effect the one-for-ten forward split of the outstanding shares prior to the acquisition of Knowledge Machine, Inc. as disclosed in the Company’s annual report on Form 10-K filed with the Commission on October 28, 2014, became effective. The new trading symbol for the Company will be “SDDLD” until December 9, 2014, and thereafter will be “KNMX.”

Item 8.01 Other Events.

Also effective November 10, 2014, our new transfer agent is Interwest Transfer Company, Inc., Salt Lake City, Utha.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knowledge Machine International, Inc.

Date: November 10, 2014	By:	/s/ Vivek R. Dave
Vivek R. Dave, Ph.D., Chief Executive Officer